SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest reported): December 13, 2002

Banyan Corporation
(Exact name of registrant as specified in its chapter)

OREGON	000-26065	84-1346327
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1925 Century Park East, Suite 500, Los Angeles, California 90067-2700
(address of principal executive offices)(Zip Code)

Registrant's telephone number, with area code: (800) 808-0899

ITEM 1. Changes in Control of Registrant

As the result of the purchase by the Registrant of all of the issued and outstanding shares of Franchise Support Network, Inc. from Cory Gelmon and Michael Gelmon, as is more particularly described in Item 2 herein, the Gelmons acquired the rights to 34,047,666 shares of Class A common stock of the Registrant (which will be issued pursuant to Rule 144 under the Securities Act of 1933). Currently, the Registrant does not have sufficient shares of Class A common stock authorized to fully meet the obligation. The registrant intends to issue 24,000,000 shares within the next thirty days, with the balance to be issued upon an increase in the authorized shares of Class A common stock.

When the shares are fully issued, Cory Gelmon and Michael Gelmon will each hold 1,500,000 shares plus 17,023,833 issued pursuant to the closing, of Class A common stock of the Registrant (or approximately 36% each of the then issued and outstanding Class A common stock).

ITEM 2. Acquisition or Disposition of Assets

As described in a Form 8-K filed on June 7, 2001, on May 7, 2001, the Registrant made an Offer to Purchase all of the issued and outstanding shares of Franchise Support Network, Inc. from Cory Gelmon and Michael Gelmon for $1,021,430, payable by the issuance of 34,047,666 Class A common stock of the Registrant, which shares shall be issued exempt from registration pursuant to Rule 144 under the Securities Act of 1933. The Offer to Purchase was accepted by the Gelmons and the transaction was closed on November 30, 2002.

Franchise Support Network, Inc. ("FSN") is a company incorporated pursuant to the laws of the Province of Alberta, Canada. FSN will be a dedicated support network, with offices in both the United States and Canada, and was established to assist the needs of those people looking to become franchisees. In particular FSN will offer its clients the following services: Business Plan Formulation; Franchise Agreement Review and Negotiation; Assistance in Site Selection; Lease Review and Negotiations; Local Store Marketing Assistance; Accounting Services; and Ongoing Support Services. As part of its business plan, FSN intends to establish relationships with law firms, business consultants and accountants across North America in order to establish itself as a franchised network of one-stop franchisee consultants.

ITEM 3. Bankruptcy or Receivership

Not Applicable

ITEM 4. Changes in Registrant’s Certifying Accountant

Not Applicable

ITEM 5. Other Events and Regulation FD Disclosure

Not Applicable

ITEM 6. Resignations of Registrant’s Directors

Not Applicable

ITEM 7. Financial Statements and Exhibits

(a) Financial statements of business acquired

The required financial statements are currently being prepared and will be filed as an amendment to this Form 8-K on or before February 13, 2003.

(b) Pro forma financial information

The required pro forma financial information is currently being prepared and will be filed as an amendment to this Form 8-K on or before February 13, 2003.

ITEM 8. Changes in fiscal year

Not Applicable

ITEM 9. Regulation FD Disclosure.

Not Applicable

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BANYAN CORPORATION
(Registrant)

Date: December 13, 2002	/s/ Michael J. Gelmon
Michael J. Gelmon
Chief Executive Officer and Director